UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2006

COLD SPRING CAPITAL INC.

(Exact name of registrant as specified in its charter)

Delaware	0-32659	75-3192592
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

51 Locust Avenue, Suite 302
New Canaan, Connecticut 06840
(Address of principal executive offices, with zip code)

(203) 972-0888
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On November 3, 2006, Cold Spring Capital Inc. (“Cold Spring”) entered into a Securities Purchase Agreement with Sedona Development Partners, LLC (“Sedona”), Seven Canyons Investors, L.L.C., David V. Cavan and Cavan Management Services, L.L.C. pursuant to which Cold Spring will purchase all the outstanding equity interests of Sedona (the “Acquisition”).

Cold Spring plans to hold a conference call on November 7, 2006 and thereafter additional presentations for certain of its stockholders regarding the proposed Acquisition. At such presentations, the slide show presentation attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference will be distributed to participants. Stockholders of Cold Spring are advised to read, when it becomes available, Cold Spring’s proxy statement in connection with Cold Spring’s solicitation of proxies for the special stockholder meeting at which the stockholders will be asked to approve, among other things, the Acquisition, because it will contain important information. The definitive proxy statement will be mailed to Cold Spring stockholders as of a record date to be established for voting on the acquisition of Sedona. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to: Cold Spring Capital, 51 Locust Avenue, Suite 302, New Canaan, Connecticut 06840. The proxy statement, once available, will also be available, without charge, at the Securities and Exchange Commission Internet site, www.sec.gov.

Cold Spring and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting in connection with Cold Spring’s solicitation of proxies for the special stockholder meeting at which the stockholders will be asked to approve, among other things, the Acquisition. Information about Cold Spring’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2005, filed with the Securities and Exchange Commission, and such information will be available in the proxy statement.

Non-GAAP Financial Measures

The presentation attached as Exhibit 99.1 contains disclosure of EBITDA as a non-GAAP financial performance measurement. EBITDA is calculated by adding back to net income (loss) interest, taxes, depreciation and amortization. EBITDA should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP.

Item 8.01 Other Events.

The information set forth under Item 7.01 above is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

99.1 Slide Show Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLD SPRING CAPITAL INC.

Date: November 7, 2006	By:	/s/ Joseph Weingarten
Joseph Weingarten
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide Show Presentation.